UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2014

KCG HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-54991	38-3898306
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.

545 Washington Boulevard, Jersey City, NJ 07310

(Address of principal executive offices) (Zip Code)

(201) 222-9400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Exhibit 99.1 is a copy of a slide presentation to be used by executives of KCG Holdings, Inc. (the “Company”) in meetings at the Wells Fargo Asset Managers, Brokers & Exchanges Conference to be held on March 19, 2014. A copy of the presentation is also available at http://investors.kcg.com. Exhibit 99.1 is incorporated by reference under this Item 7.01. In accordance with general instruction B.2. of Form 8-K, Exhibit 99.1 is being furnished pursuant to Item 7.01 and the information contained therein shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934.

Item 8.01	Other Events

On March 19, 2014, the Company issued a press release announcing that it had made a prepayment of an additional $85 million on the first lien term loan under its first lien secured credit facility. A copy of the press release related to the prepayment is attached as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)

Exhibit 99.1 – Slide Presentation for Wells Fargo Asset Managers, Brokers & Exchanges Conference held on March 19, 2014.

Exhibit 99.2 – Press Release of KCG Holdings, Inc., dated March 19, 2014.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions. These “forward-looking statements” are not historical facts and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Any forward-looking statement contained herein speaks only as of the date on which it is made. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, risks associated with: (i) the strategic business combination (the “Mergers”) of Knight Capital Group, Inc. (“Knight”) and GETCO Holding Company, LLC (“GETCO”), including, among other things, (a) difficulties and delays in integrating the Knight and GETCO businesses or fully realizing cost savings and other benefits, (b) the inability to sustain revenue and earnings growth, and (c) customer and client reactions to the Mergers; (ii) the August 1, 2012 technology issue that resulted in Knight’s broker-dealer subsidiary sending numerous erroneous orders in NYSE-listed and NYSE Arca securities into the market and the impact to Knight’s capital structure and business as well as actions taken in response thereto and consequences thereof; (iii) the costs and risks associated with the sale of Knight’s institutional fixed income sales and trading business, the sale of the Company’s reverse mortgage origination and securitization business and the departure of the managers of the Company’s listed derivatives group; (iv) changes in market structure, legislative, regulatory or financial reporting rules; (v) past or future changes to organizational structure and management; (vi) the Company’s ability to develop competitive new products and services in a timely manner and the acceptance of such products and services by the Company’s customers and potential customers; (vii) the Company’s ability to keep up with technological changes; (viii) the Company’s ability to effectively identify and manage market risk, operational and technology risk, legal risk, liquidity risk, reputational risk, counterparty and credit risk, international risk, regulatory risk, and compliance risk; (ix) the cost and other effects of material contingencies, including litigation contingencies, and any adverse judicial, administrative or arbitral rulings or proceedings; and (x) the effects of increased competition and the Company’s ability to maintain and expand market share. The list above is not exhaustive. Readers should carefully review the risks and uncertainties disclosed in the Company’s reports with the SEC, including, without limitation, those detailed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year-ended December 31, 2013, and in other reports or documents the Company files with, or furnishes to, the SEC from time to time.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned’s duly authorized signatory.

Dated: March 19, 2014

KCG HOLDINGS, INC.

By:	/s/ John McCarthy
Name:	John McCarthy
Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Slide Presentation for Wells Fargo Asset Managers, Brokers & Exchanges Conference held on March 19, 2014.

99.2	Press Release of KCG Holdings, Inc., dated March 19, 2014.